                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 1999

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[MORNINGSTAR RATINGS LOGO]

KEMPER SMALL CAP RELATIVE VALUE FUND


                 "... We are conservative in valuing stocks and
            we will not overpay. ... Our research demonstrates that
               these disciplines  [diversification and valuation]
                        have added value over time. ..."


                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
8
INDUSTRY SECTORS
9
LARGEST HOLDINGS
10
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
16
NOTES TO FINANCIAL STATEMENTS
19
FINANCIAL HIGHLIGHTS
20
SHAREHOLDERS' MEETING



AT A GLANCE
--------------------------------------------------------------------------------
KEMPER SMALL CAP RELATIVE
VALUE FUND TOTAL RETURNS
--------------------------------------------------------------------------------
FOR THE SIX MONTH PERIOD ENDING MARCH 31, 1999.
(UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]
--------------------------------------------------------------------------------

CLASS A                                           -1.32%
CLASS B                                           -1.59%
CLASS C                                           -1.72%
LIPPER SMALL CAP FUNDS CATEGORY AVERAGE           12.53%

--------------------------------------------------------------------------------

RETURNS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.



--------------------------------------------------------------------------------
 NET ASSET VALUE
--------------------------------------------------------------------------------

                                            AS OF     AS OF
                                           3/31/99   9/30/98

--------------------------------------------------------------------------------

KEMPER SMALL CAP
RELATIVE VALUE FUND CLASS A                $7.47     $7.57
--------------------------------------------------------------------------------
KEMPER SMALL CAP
RELATIVE VALUE FUND CLASS B                $7.42     $7.54
--------------------------------------------------------------------------------
KEMPER SMALL CAP
RELATIVE VALUE FUND CLASS C                $7.42     $7.55
--------------------------------------------------------------------------------

*LIPPER ANALYTICAL SERVICES, INC. RETURNS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES. IF THEY HAD, RESULTS MAY HAVE BEEN LESS FAVORABLE.

TERMS TO KNOW

YOUR FUND'S STYLE

--------------------------------------------------------------------------------
 MORNINGSTAR EQUITY STYLE BOX
--------------------------------------------------------------------------------

[MORNINGSTAR EQUITY STYLE BOX]

Source: Morningstar, Inc. Chicago, IL (312) 696-6000. The Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market, and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most recent of the three market-cap groups.

THE STYLE BOX REPRESENTS A SNAPSHOT OF THE FUND'S PORTFOLIO ON A SINGLE DAY. PLEASE NOTE THAT STYLE BOXES DO NOT REPRESENT AN EXACT ASSESSMENT OF RISK AND DO NOT REPRESENT FUTURE PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM DAY-TO-DAY. A LONGER-TERM VIEW IS REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS. PLEASE CONSULT THE PROSPECTUS FOR A DESCRIPTION OF INVESTMENT POLICIES.

VALUE STOCKS Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

GROWTH STOCKS Growth stocks are expected to experience rapid growth resulting from strong sales, talented management and a dominant market position. Because these stocks are in demand, you'll find that they're generally more expensive than value stocks.

PRICE/EARNINGS RATIO A company's stock price divided by its earnings for the past four quarters. The P/E ratio, also known as the multiple, is a measure of how much an investor is paying for a company's earning power.

SECTOR Stocks usually found in related industries. Stocks within a market sector may be similarly affected by financial, economic, business and other developments.

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS.

SILVIA HOLDS A BACHELOR'S DEGREE AND PH.D. IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER INVESTMENTS, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $280 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.

DEAR KEMPER FUNDS SHAREHOLDER:

Throughout April, investor enthusiasm drove the market to its second milestone in a year -- the Dow Jones Industrial Average rose to 11,000 just a month after it broke 10,000 for the first time. But those gains don't tell the whole story -- investors in the first four months of the year have endured significant volatility. What drove the climb to 11,000 and what, at the same time, has led to investor anxiety?

  Driving the market, in part, was consumer confidence. In the first quarter of 1999, consumer spending surged 6.7 percent -- the largest rise in 11 years. The market's rise seems to have buoyed consumer confidence, which rose for the sixth consecutive month in April. And, the resilience of the economy has bolstered more optimistic expectations for the next six months.

  Inspiring consumer confidence also were the lowest levels of inflation in a generation. As measured by the consumer price index (CPI), inflation has been between 1 1/2 and 2 percent, compared to approximately 4 percent in the beginning of the 1990s and 10-12 percent in the beginning of the 1980s. Still, inflation worries have been seeping into the market. The growing conviction that Asian and Latin American economies are recovering is raising commodity prices, particularly oil. The price of West Texas Intermediate oil surged from less than $12 in February to almost $19 in early May. That alone almost guarantees a rise in the "headline" inflation rate this year, which is the rate of inflation as measured by the entire CPI. But it's important to note that the Federal Reserve Board looks primarily at the core inflation rate, which is the CPI minus food and energy -- and the core inflation rate looks as if it will remain low at about 2 percent this year.

  Also contributing to consumer confidence, short-term and long-term interest rates remained low over the first quarter, and can be expected to remain so. Today's Fed policy is reactive, not proactive, which means that the Fed tends to respond to inflation only when it picks up. Consequently, we expect no changes in short-term interest rates during May and June, and there's only a small chance that the Fed will raise interest rates in the second half of the year. Moreover, the federal budget surplus continues to benefit from good revenue gains (which are based on good income gains, especially from households), good capital gains and continued restraint in federal spending. The surplus this year is expected to approach $100 billion.

  Such a positive environment is exactly what poses risk for investors, and is key to understanding recent volatility in the market. A stronger economy has the potential to feed inflation fears and drive up interest rates. Events on April 30 illustrated the domino effect of investors reacting to positive economic news, which they consider troubling at this point, more than eight years into the economic expansion. The steady stream of positive economy's news prompted a sell-off in the markets based on fears that the strong pace of economic growth will eventually lead to higher inflation. The benchmark 30-year Treasury bond fell nearly 2 points (close to $20 for a bond with a $1,000 face amount) as the yield shot up to 5.657 percent. It was the biggest one-day plunge in bonds in two months. Bonds, in turn, pulled stocks lower.

  Where can we expect to go from here? The fundamentals by which we judge the health of the economy suggested continued growth as we moved into the second quarter of 1999. For example, the gross domestic product (GDP), the value of all goods and services produced in the U.S., rose at an annual rate of 4.5 percent in the first quarter, following a tremendous fourth-quarter surge of 6 percent. This is very much in line with what we've grown accustomed to over the past year -- over the four quarters of 1998, the U.S. economy expanded by 4.3 percent. Some people aren't surprised at all by strong GDP growth that once would have alarmed them. That's partially because we've grown accustomed to a strong economy in the past three or four years. But it's also because we've been able to absorb growth without driving up inflation. That's important for investors. If prices were rising as the economy was growing, the Fed would most likely raise short-term interest rates, which would change the financial market outlook. But again, that isn't happening right now.

  However, we do see some vulnerability. Trade is a weak spot in the economy right now. Exports of U.S. goods and services dropped in the first quarter while imports soared. This reflects the fact that the U.S. is one of the few countries financially fit enough to buy goods produced elsewhere in the world. But for as long as less vibrant international economies are unable to buy U.S. goods, the profitability of U.S. companies trying to export will be challenged.

  When you think about it, vulnerability in regard to the international economy is nothing new. Globally, the outlook is slightly more positive than it was a few months ago. For example, the European markets are slowing down, which will most likely lead to the central bank lowering interest rates in order to boost domestic spending. In many countries in Europe, there are no fixed-rate mortgages, only adjustable-rate mortgages. When interest rates go down, mortgages are reduced and homeowners

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.

    THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

                                  [BAR GRAPH]

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF MARCH 31, 1999.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.

spend money elsewhere. This has a huge impact on consumer spending, and will help European equities in the long term. Additionally, the situation in Japan remains unchanged. And, problems in the emerging markets haven't had the negative impact many people expected -- both the Mexican and Brazilian stock markets have actually risen in the past two months.
  But don't forget that international crises have the potential to affect the U.S. markets drastically. An increase in military spending on Kosovo by the 11 European Monetary Union (EMU) countries could force them to spend less in other areas, which could have economic implications, including higher interest rates. That's because many European countries have small economies and little leeway in their budgets. Consequently, those countries finance unplanned military expenditures by selling government bonds -- which, in Europe's small bond market, typically raises interest rates.
  The international situation alone, however, is by no means an indicator of a U.S. slowdown -- and without any such indications, complacency may be our greatest concern. It's easy to look at the current economic situation and behave as if no risk exists. But when you see the market soaring and are tempted to jump in, note that the bull market grew to records on the strength of just a few dozen stocks, while most other stock prices were flat or actually declined.
  In summary, there are concerns that the current economy is unsustainable and we soon could see an abrupt end. In many cases, however, people are looking for a slowdown because they are fearful growth will drive up inflation -- these are particularly older investors who are accustomed to inflation accompanying growth. But we currently just don't see the pressure toward inflation at all, so there's no reason to want a slowdown. The best approach now, as in any market, is to diversify and invest for the long term.
  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ JOHN E. SILVIA

John E. Silvia

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF DR. JOHN SILVIA AS OF MAY 5, 1999, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[EYSENBACH PHOTO]

JAMES (MAC) EYSENBACH IS THE LEAD PORTFOLIO MANAGER FOR KEMPER SMALL CAP RELATIVE VALUE FUND. EYSENBACH JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1991. HE IS A CHARTERED FINANCIAL ANALYST.

[FORTUNA PHOTO]

PHILIP FORTUNA IS A PORTFOLIO MANAGER OF THE FUND AND A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HE DIRECTS THE COMPANY'S QUANTITATIVE GROUP.

[YOUNG PHOTO]

CALVIN YOUNG IS A PORTFOLIO MANAGER OF THE FUND. HE JOINED THE ORGANIZATION IN 1990.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT, AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER SMALL CAP RELATIVE VALUE FUND LEAD PORTFOLIO MANAGER JAMES (MAC) EYSENBACH EXPLAINS HOW THE FUND FARED AMIDST GREAT DISPARITY IN THE MARKET DURING ITS SEMIANNUAL PERIOD -- OCTOBER 1, 1998 THROUGH MARCH 31, 1999. HE ALSO BELIEVES A TURNAROUND FOR SMALL-CAP STOCKS IS COMING AND EXPLAINS WHAT'S BEHIND HIS POSITIVE OUTLOOK.

Q     TELL US ABOUT THE FUND'S PERFORMANCE DURING THE LAST SIX MONTHS.

A     The last six months were very difficult for small-cap value stocks. The fund declined 1.32 percent (Class A shares, unadjusted for any sales charge) for the six months ended March 31, 1999. The table below illustrates the disparity that existed in the U.S. stock market between large- and small-company stocks as well as between value and growth stocks. As you can see, large-cap, growth-oriented stocks dominated the market during this period.


--------------------------------------------------------------------------------
LARGE-CAP GROWTH STOCKS DOMINATED THE MARKET
--------------------------------------------------------------------------------
BENCHMARK RETURNS FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1999

                                                                     6-MONTH
                                                                  TOTAL RETURN
                                       REPRESENTATIVE               10/1/98 -
                                          OF INDEX                   3/31/99
--------------------------------------------------------------------------------
RUSSELL 1000 GROWTH          Large-Cap Growth                        34.79%
-------------------------------------------------------------------------------
RUSSELL 1000 VALUE           Large-Cap Value                         18.27
--------------------------------------------------------------------------------
RUSSELL 1000                 Large-Cap Blend (Growth and Value)      26.90
--------------------------------------------------------------------------------
RUSSELL 2000 GROWTH          Small-Cap Growth                        21.56
--------------------------------------------------------------------------------
RUSSELL 2000 VALUE           Small-Cap Value                         -1.50
--------------------------------------------------------------------------------
RUSSELL 2000                 Small-Cap Blend (Growth and Value)      10.00
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

      The fund performed slightly better than the Russell 2000 Value Index, the benchmark for small value stocks. Although the current disparity between small value and large growth is disappointing, we believe it only represents a short-term cycle. We remain optimistic that the market will shift and that small value stocks will come back.

Q     WHAT CAUSED THIS DISPARITY IN THE MARKET?

A     The U.S. stock market began to weaken in the spring of 1998, amid growing concerns that the Asian economic crisis would trigger a slowdown in the U.S. The small-cap market peaked in April 1998, followed by large-cap stocks in July. As investors focused their attention on the perceived quality and liquidity of large-cap stocks, the disparity in returns grew.

      Unnerved by the problems in Asia, which had spread to other emerging markets and Russia, investors shunned small-cap stocks and increasingly concentrated their investments on large growth stocks such as Microsoft, Wal-Mart and Dell. Even as the market recovered in the fall, this focus continued. As a result, 1998 ended with the largest disparity of small-cap to large-cap returns of any year since 1929.

      The flight to large growth stocks gained momentum in 1999. Rather than broadening out, the number of market leaders continued to dwindle. Among the current market leaders, the strongest returns have come from Internet companies such as America Online and Yahoo!, further extending the valuation spread.

PERFORMANCE UPDATE

Q     HOW HAVE YOU MANAGED THE FUND IN THIS NARROW MARKET?

A     It's been difficult to watch a handful of large growth stocks dominate the rest of the market. However, we remain committed to our small-cap focus and relative-value investment approach. We will not adjust our investment disciplines due to short-term shifts in market sentiment. In fact, over time, it is not unusual to have periods when small-cap value stocks underperform. While it's difficult to be patient during these periods, we believe our perseverance will pay off when the market shifts and small-cap value stocks come back into favor.

      For investors with a long-term focus, holding on to small-cap value stocks may make sense. Over time, small-cap value stocks have outperformed their growth counterparts. From 1963 to 1995, small-cap value stocks returned 18 percent annually, substantially outperforming the 12 percent annual return of small-cap growth stocks.*

* SOURCE: LOUGHRAN, TIM, "BOOK TO MARKET ACROSS FULL SIZE, EXCHANGE AND
  SEASONALITY: IS THERE AN EFFECT?," JFQA, SEPTEMBER 1997.

Q     WHAT WOULD THE CATALYST BE FOR A SHIFT IN MARKET SENTIMENT TO FAVOR
SMALL-CAP STOCKS AGAIN?

A     It's difficult to predict the precise catalyst for a shift in sentiment, but the extraordinary disparity in valuations sets the backdrop for a shift towards smaller cap stocks. It may come about as investors gain confidence in the broader economy, perhaps combined with a few negative surprises from today's leaders. Given their record high valuations, large-cap growth cannot afford any disappointments in earnings. Ironically, the current economic environment -- robust U.S. economic growth, low inflation and low unemployment -- is a favorable one for small-cap stocks.

      We're beginning to see a reversal in other areas that were affected by last year's flight to liquidity and this is positive news. Several major asset classes that were under pressure in 1998 -- including high yield bonds, Japanese stocks and emerging market stocks -- began to recover in early 1999. This may be a promising signal that other areas of the market, perhaps small-cap stocks, may also begin to provide favorable returns. It also reminds us that the markets are truly cyclical. If this shift reflects a renewed focus on valuation and willingness to take a long-term perspective, it is a promising sign for other undervalued segments of the market such as small-cap stocks.


--------------------------------------------------------------------------------
 A REVERSAL OF FORTUNE --  MARKETS ARE CYCLICAL
--------------------------------------------------------------------------------
 ASSET CLASS RETURNS FOR 1998 AND FIRST QUARTER 1999

                                                                      FIRST
                                              1998 ASSET             QUARTER
                                                 CLASS                 1999
                                             TOTAL RETURN         TOTAL RETURN
--------------------------------------------------------------------------------
U.S. BONDS LONG-TERM U.S. TREASURIES             8.4%                -1.6%
--------------------------------------------------------------------------------
HIGH YIELD BOND FUNDS                           -0.5                  2.8
--------------------------------------------------------------------------------
INTERNATIONAL STOCKS INTERNATIONAL FUNDS        12.7                  1.9
--------------------------------------------------------------------------------
EMERGING MARKET FUNDS                          -26.8                  7.8
--------------------------------------------------------------------------------
EUROPEAN STOCK FUNDS                            22.6                 -2.6
--------------------------------------------------------------------------------
PACIFIC REGION STOCK FUNDS                      -6.1                  6.5
--------------------------------------------------------------------------------

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

SOURCE: LIPPER ANALYTICAL SERVICES, INC., BASED ON INVESTMENT OBJECTIVE RETURNS.

      If you're wondering whether it makes sense to remain invested in small-cap stocks, consider the table shown. Those reversals occurred just as investors were beginning to question their decision to invest in these out-of-favor areas. By chasing yesterday's gains you may lose the opportunity to participate in tomorrow's rally.

Q     PLEASE EXPLAIN YOUR RELATIVE VALUE INVESTMENT APPROACH.

A     Certainly. The fund seeks long-term capital appreciation through a diversified portfolio of undervalued, small-company stocks. We use a relative value strategy to select investments from each major sector of the small-cap market as part of a well-diversified, risk-managed portfolio. We seek attractively priced stocks in each sector based on sales, earnings, book values and other measures of firm value, measured in relation to companies within the same economic sector. Using this relative-value approach, we choose only those stocks that we believe represent the best values within each sector. We do not attempt to forecast which sectors are going to perform best or forecast the direction of the overall market. To limit individual security risk, we diversify among a large number of securities (185 as of March 31, 1999) and typically limit positions to less than 2 percent of assets.

Q     DID THE FUND'S INVESTMENT STRATEGY HELP THIS PERIOD?

A     Within certain sectors, yes, but overall there was little reward for paying attention to valuation and diversification during the six-month period. In fact diversification was counter-productive, as you would expect in a very narrow market in which gains were

PERFORMANCE UPDATE

concentrated among a small number of stocks.

      Our strict stock-valuation discipline also limited performance. We are conservative in valuing stocks and will not overpay. We look for profitable companies with stable or improving fundamentals that sell at discounted price-to-earning (P/E) multiples. Remember, the lower the P/E, the less investors are paying for each dollar of earnings. This approach has made it difficult to participate in the market leaders during this period. Nearly all of the small-cap market's gains were earned by a small group of high-P/E stocks, many of which were unprofitable Internet companies. In contrast, the fund's median price-to-earnings multiple (P/E) was lower than even the Russell 2000 Value Index.

      Despite weaker short-term results, we remain committed to our diversification and valuation disciplines because our research demonstrates that these disciplines have added value over time.

Q     WHICH OF THE FUND'S INDUSTRY SECTORS HELD UP BEST OVER THE LAST SIX
MONTHS?

A     Our value discipline paid off in the energy and consumer cyclicals sectors, where our holdings outperformed. Buoyed by rising oil prices, the fund's energy holdings were up 9 percent for the six-month period, versus the index, which was down 13 percent in the energy sector. The fund's energy sector outperformed the index five months out of the six-month period.

      The fund's consumer cyclical stocks gained 13 percent versus the 5 percent sector gain made by the Russell 2000. Retail department stores and home furnishing companies led the fund's performance in this sector, as earnings were higher than anticipated.

      What worked here was that we were able to find companies with stable or improving fundamentals selling at a substantial discount. As these values were recognized, the stocks outperformed their peers. As market leadership broadens, we believe the fund's performance relative to the Russell 2000 Index should improve.

Q     WHERE WERE THE DISAPPOINTMENTS?

A     The fund on the whole underperformed the Russell 2000 Index by a little over 11 percentage points. More than 9 percent of that underperformance came from just two sectors -- technology and commercial services. Both of those sectors have a disproportionate number of high-P/E, Internet-related growth companies, which do not fit our valuation criteria. In that sector, some stocks had phenomenal returns -- some as high as 600 percent. While the Russell 2000 Index gained 22 percent in technology, the fund declined 5 percent in the sector. Likewise, commercial services stocks in the Russell 2000 Index gained 33 percent, while the fund declined 16 percent in the sector. This is a classic example of what happened in the broader market -- Internet-oriented technology stocks outperformed those companies without an Internet-based business.

Q     WHAT'S YOUR OUTLOOK FOR THE SMALL-CAP MARKET AND KEMPER SMALL CAP RELATIVE
VALUE FUND?

A     We strongly believe in the long-term prospects of small-cap stocks, and specifically, small-cap value stocks, despite their underperformance during this six-month period. As market leadership broadens in recognition of the valuation disparities, the fund's strategy should position it to have solid performance. Admittedly it's difficult for investors to remain committed to small cap stocks after their recent underperformance. But small-cap stocks are an important part of a well-balanced, long-term portfolio. We urge you to keep your investment portfolio allocated among small-cap, large-cap, value and growth stocks. Kemper Small Cap Relative Value Fund can play an important part in your balanced portfolio.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON

Data shows the percentage of the common stocks in the portfolio that each sector represented on March 31, 1999, and on September 30, 1998.

                                  [BAR GRAPH]

                                                 KEMPER SMALL CAP RELATIVE          KEMPER SMALL CAP RELATIVE
                                                   VALUE FUND ON 3/31/99              VALUE FUND ON 9/30/98
FINANCE                                                    14.1%                              13.4%

CONSUMER DISCRETIONARY                                     12.5%                              12.0%

TECHNOLOGY                                                 11.6%                              11.8%

SERVICE INDUSTRIES                                         11.9%                              10.6%

MANUFACTURING                                               8.7%                               8.9%

HEALTH                                                      9.0%                               8.3%

CONSTRUCTION                                                8.3%                               8.0%

CONSUMER STAPLES                                            5.6%                               6.2%

DURABLES                                                    5.5%                               6.1%

UTILITIES                                                   5.3%                               4.7%

METALS & MINERALS                                           0.9%                               3.5%

ENERGY                                                      3.0%                               3.3%

COMMUNICATIONS                                              2.0%                               1.9%

TRANSPORTATION                                              1.6%                               1.3%

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
REPRESENTING 12.8 PERCENT OF THE FUND'S TOTAL COMMON STOCK HOLDINGS ON MARCH 31, 1999

       NAME OF COMPANY                DESCRIPTION OF BUSINESS                   PERCENTAGE
------------------------------------------------------------------------------------------
1.     FLORIDA ROCK INDUSTRIES        Regional materials company that              1.4%
                                      concentrates in construction
                                      aggregates and concrete products.
------------------------------------------------------------------------------------------
2.     DEXTER                         Produces specialty materials and             1.4%
                                      supporting services to aerospace,
                                      electronics, food packaging, and
                                      medical industries.
------------------------------------------------------------------------------------------
3.     FOREMOST CORPORATION OF        Engaged in writing property and              1.4%
       AMERICA                        casualty insurance, life and
                                      credit accident and health
                                      insurance mostly for owners of
                                      mobile homes, recreational
                                      vehicles and automobiles.
------------------------------------------------------------------------------------------
4.     HARMON INDUSTRIES              Supplies sophisticated signal and            1.3%
                                      train control products and systems
                                      to railroads, both freight and
                                      transit, throughout the world.
------------------------------------------------------------------------------------------
5.     SOUTHWEST SECURITIES GROUP     Provides fully disclosed                     1.3%
                                      securities clearing and related
                                      services, investment banking,
                                      securities brokerage and asset
                                      management services.
------------------------------------------------------------------------------------------
6.     CTS CORP.                      Designs, manufactures, and markets           1.2%
                                      electronic components such as
                                      resistor networks, variable
                                      resistors, frequency control
                                      devices, microcircuits, electronic
                                      connectors, switches, automotive
                                      control sensors and loudspeakers.
------------------------------------------------------------------------------------------
7.     FOODMAKER                      Owns, operates, and franchises the           1.2%
                                      Jack In the Box restaurant
                                      concept.
------------------------------------------------------------------------------------------
8.     CEC                            Operates Chuck E. Cheese                     1.2%
       ENTERTAINMENT                  restaurants in 44 states.
------------------------------------------------------------------------------------------
9.     SEACOR SMIT, INC.              The company owns and operates                1.2%
                                      offshore supply and towing vessels
                                      primarily serving the oil and gas
                                      industry.
------------------------------------------------------------------------------------------
10.         P.H. GLATFELTER           Engaged in the manufacture of                1.2%
                                      printing, writing and technical
                                      specialty paper including
                                      cigarette papers and uncoated
                                      ground wood paper.
------------------------------------------------------------------------------------------

*Portfolio composition and holdings are subject to change.

                            Portfolio of INVESTMENTS

KEMPER SMALL CAP RELATIVE VALUE FUND
PORTFOLIO OF INVESTMENTS AT MARCH 31, 1999 (unaudited)

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
    COMMON STOCKS                                                                                  SHARES    VALUE($)
--------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--2.0%
                                              CFW Communications Co.                                 800        17,300
                                          (a) General Communication, Inc.                          2,400        10,950
                                              North Pittsburgh Systems, Inc.                       2,600        35,750
                                          (a) Plantronics, Inc.                                      100         6,256
                                              ----------------------------------------------------------------------------
                                                                                                                70,256
--------------------------------------------------------------------------------------------------------------------------

    CONSTRUCTION--8.3%
                                          (a) Del Webb Corp.                                         600        13,013
                                              Florida Rock Industries, Inc.                        1,500        51,187
                                              Granite Construction, Inc.                             300         7,013
                                          (a) Holophane Corp.                                      1,300        28,600
                                              Lone Star Industries, Inc.                           1,300        40,300
                                          (a) NCI Building Systems, Inc.                           1,000        23,500
                                          (a) NVR, Inc.                                              800        33,700
                                          (a) Nortek, Inc.                                         1,100        27,225
                                              Ryland Group, Inc.                                   1,500        37,969
                                              Skyline Corp.                                          800        22,200
                                          (a) U.S. Home Corp.                                        400        13,050
                                              ----------------------------------------------------------------------------
                                                                                                               297,757
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--12.5%
                                              Aaron Rents, Inc.                                    1,100        17,187
                                          (a) Acclaim Entertainment                                1,400        12,512
                                          (a) Ames Department Stores                                 800        29,700
                                              Applebee's International                             1,100        27,294
                                          (a) CEC Entertainment, Inc.                              1,200        43,050
                                              CPI Corp.                                              700        15,662
                                          (a) Foodmaker, Inc.                                      1,700        43,350
                                              Haverty Furniture Company, Inc.                      1,400        35,525
                                          (a) Inacom Corp.                                           800         6,200
                                          (a) Just For Feet, Inc.                                    900        11,250
                                              Marcus Corp.                                           600         7,200
                                          (a) Media Arts Group, Inc.                               1,400        12,600
                                              Norrell Corp.                                        1,000        13,063
                                              Oneida Ltd.                                          1,000        17,000
                                          (a) Rent-Way, Inc.                                       1,400        33,600
                                              Ruby Tuesday, Inc.                                     700        12,163
                                              Russ Berrie & Co.                                    1,100        28,738
                                          (a) Shopko Stores, Inc.                                    400        11,950
                                          (a) Sonic Corp.                                            850        22,897
                                          (a) Syms Corp.                                           3,300        24,544
                                              Thomas Industries, Inc.                              1,100        20,625
                                              ----------------------------------------------------------------------------
                                                                                                               446,110
--------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--5.6%
                                          (a) Chattem, Inc.                                          600        18,750
                                              Dexter Corp.                                         1,600        50,400
                                          (a) Hartmarx Corp.                                       4,500        21,938
                                              HEICO Corp.                                            400         9,600
                                              Imperial Sugar Co.                                   2,900        17,581
                                              Michael Foods, Inc.                                  1,300        24,781
                                              Pilgrim's Pride Corp.                                1,300        21,369
                                          (a) Sola International, Inc.                             1,600        19,300
                                          (a) VWR Scientific Products Corp.                          800        18,000
                                              ----------------------------------------------------------------------------
                                                                                                               201,719

PORTFOLIO OF Investments


--------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                   SHARES    VALUE($)
--------------------------------------------------------------------------------------------------------------------------

    DURABLES--5.5%
                                              AAR Corp.                                            1,800        32,062
                                          (a) Banner Aerospace, Inc.                               2,300        16,962
                                          (a) Budget Group, Inc.                                   1,200        14,700
                                              Curtiss-Wright Corp.                                   100         3,106
                                              Ducommun, Inc.                                       2,200        20,625
                                              Intermet Corp.                                       2,200        29,425
                                              Kaman Corp.                                          3,200        41,000
                                          (a) Leasing Solutions, Inc.                                600         1,388
                                              Manitowoc Company                                      800        33,500
                                              Wynn's International, Inc.                             300         5,231
                                              ----------------------------------------------------------------------------
                                                                                                               197,999
--------------------------------------------------------------------------------------------------------------------------

    ENERGY--3.0%
                                          (a) Oceaneering International, Inc.                      1,000        15,125
                                          (a) Patterson Energy                                     2,000        11,125
                                              RPC, Inc.                                              500         3,219
                                          (a) Seacor Smit, Inc.                                      800        43,050
                                          (a) Tesoro Petroleum Corp.                               1,900        20,900
                                          (a) UTI Energy Corp.                                     1,200        12,750
                                              ----------------------------------------------------------------------------
                                                                                                               106,169
--------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--14.1%
                                          (a) Acceptance Insurance Companies, Inc.                   500         6,750
                                              Advest Group, Inc.                                   1,700        31,450
                                              American Heritage Investment Corp.                   1,100        25,644
                                              ARM Financial Group, Inc.                              900        13,444
                                              Arthur J. Gallagher & Co.                              300        13,800
                                          (a) Columbia Banking System, Inc.                        1,000        15,000
                                              Corus Bankshares, Inc.                                 200         6,425
                                              Downey Financial Corp.                               1,700        31,131
                                              Fidelity National Financial                            850        12,750
                                          (a) First Federal Financial Corp.                        2,150        34,534
                                          (a) First Republicbank Corp.                               700        16,887
                                              Foremost Corporation of America                      2,500        50,312
                                              Guarantee Life Companies, Inc.                       1,300        22,100
                                              Hilb, Rogal & Hamilton Co.                           1,100        18,631
                                              JSB Financial, Inc.                                    800        40,100
                                              Landamerica Financial Group                            300         8,700
                                              Presidential Life Corp.                              1,600        28,700
                                              RLI Corp.                                              800        23,400
                                              Resource Bancshares Mortgage Group, Inc.             1,200        15,450
                                              Riggs National Corp.                                 1,900        32,063
                                          (a) Silicon Valley Bancshares                              600        12,413
                                              Stewart Information Services                           300        10,069
                                              Trust Company of N.J.                                1,500        36,375
                                              ----------------------------------------------------------------------------
                                                                                                               506,128
--------------------------------------------------------------------------------------------------------------------------

    HEALTH CARE--9.0%
                                          (a) Acuson Corporation                                     500         7,469
                                          (a) American Oncology Resources                          1,800        16,200
                                              Ballard Medical Products                               200         4,875
                                              Bindley Western Industries, Inc.                       766        21,879
                                          (a) Biomatrix, Inc.                                        200        15,600
                                          (a) Bio-Rad Laboratories, Inc.                           1,800        36,450
                                          (a) Bio-Technology General Corp.                         1,400         8,356
                                          (a) CareMatrix Corp.                                       600        11,400
                                          (a) Cooper Cos.                                            800        12,300
                                          (a) Curative Health Services, Inc.                       1,000        11,500
                                          (a) DVI, Inc.                                            1,200        17,850
                                          (a) Datascope Corp.                                        600        16,200
                                          (a) Hanger Orthopedic Group, Inc.                        1,000        13,500
                                          (a) MAXXIM Medical                                       1,100        20,763

                                                        Portfolio of INVESTMENTS

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                   SHARES    VALUE($)
--------------------------------------------------------------------------------------------------------------------------
                                          (a) NBTY, Inc.                                           3,500        17,063
                                          (a) OEC Medical Systems, Inc.                            1,100        25,300
                                          (a) Prime Medical Services, Inc.                           500         3,688
                                          (a) Priority Healthcare Corp.                              253        11,448
                                          (a) Province Healthcare Co.                                600        11,100
                                          (a) Res-Care, Inc.                                       1,300        29,331
                                              West Pharmaceutical Services, Inc.                     300         9,544
                                              ----------------------------------------------------------------------------
                                                                                                               321,816
--------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--8.7%
                                          (a) Benchmark Electronics, Inc.                            900        27,000
                                          (a) Brightpoint                                          1,100         6,497
                                              Chart Industries, Inc.                               1,500         9,844
                                          (a) Gardner Denver Inc.                                  1,300        20,637
                                              General Binding Corp.                                1,100        28,531
                                              Gleason Corp.                                        1,400        23,712
                                              Huffy Corporation                                      300         3,600
                                          (a) Kronos, Inc.                                           600        14,700
                                              L.S. Starrett Corp.                                    100         2,700
                                          (a) National R.V. Holdings, Inc.                           800        17,700
                                              P.H. Glatfelter Company                              3,800        42,513
                                          (a) RTI International Metals                             1,100        10,313
                                              Reliance Steel & Aluminum Co.                        1,200        34,575
                                          (a) SPS Technologies, Inc.                                 900        35,325
                                          (a) Shaw Group, Inc.                                       400         5,575
                                              Stepan Co.                                             200         4,450
                                              Varlen Corp.                                         1,150        25,300
                                              ----------------------------------------------------------------------------
                                                                                                               312,972
--------------------------------------------------------------------------------------------------------------------------

    METALS AND MINERALS--.9%
                                          (a) Armco, Inc.                                          3,400        15,087
                                              Roanoke Electric Steel Corp.                         1,000        11,125
                                          (a) Shiloh Industries, Inc.                                400         4,750
                                              ----------------------------------------------------------------------------
                                                                                                                30,962
--------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--11.9%
                                              ABM Industries, Inc.                                   700        21,350
                                          (a) ADVO, Inc.                                           1,500        28,969
                                          (a) Borg-Warner Security Corp.                           1,400        23,450
                                              Bowne & Co., Inc.                                    1,500        17,531
                                          (a) Computer Horizons Corp                                 600         6,562
                                          (a) Computer Task Group, Inc.                            1,100        23,512
                                          (a) Cort Business Services Corp.                           900        20,812
                                          (a) Cotelligent, Inc.                                      900         7,987
                                              Dames & Moore, Inc.                                    500         5,594
                                          (a) Dycom Industries, Inc.                                 900        39,150
                                          (a) Electro Rent Corp.                                   1,700        15,512
                                          (a) Franklin Covey Co.                                   1,100         9,900
                                              McGrath RentCorp                                     1,500        27,375
                                              Merrill Corp.                                        1,200        16,050
                                              Olsten Corp.                                         2,400        14,850
                                          (a) Personnel Group of America, Inc.                     2,400        17,250
                                          (a) Pomeroy Computer Resources, Inc.                     1,200        15,600
                                              Southwest Securities Group, Inc.                     1,600        45,200
                                              Unifirst Corporation                                   800        16,900
                                          (a) Veritas DGC Inc.                                     1,900        26,956
                                          (a) Volt Information Sciences, Inc.                      1,100        18,081
                                          (a) Westaff, Inc.                                        1,200         6,225
                                              ----------------------------------------------------------------------------
                                                                                                               424,816


PORTFOLIO OF Investments

--------------------------------------------------------------------------------------------------------------------------
                                                                                                              MARKET
                                                                                                   SHARES    VALUE($)
--------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--11.6%
                                          (a) Aavid Thermal Technologies, Inc.                       500         6,875
                                          (a) Actel Corp.                                            200         3,287
                                          (a) Activision, Inc.                                       400         4,950
                                          (a) Black Box Corp.                                        600        18,600
                                          (a) CACI International, Inc.                               200         3,387
                                          (a) CHS Electronics, Inc.                                1,400         4,462
                                              CTS Corp.                                              900        44,494
                                          (a) Cable Design Technologies                            1,100        12,100
                                              Cubic Corp.                                            500         7,875
                                          (a) Data General Corp.                                     800         8,100
                                          (a) Esterline Technologies                               2,100        27,169
                                              Gerber Scientific, Inc                                 400         8,075
                                              Harmon Industries, Inc.                              2,400        48,150
                                          (a) IDT Corp.                                              500         9,000
                                              Innovex, Inc.                                        1,100        14,713
                                          (a) MTI Technology Corp.                                 1,900        10,509
                                              MTS Systems Corp.                                    2,700        27,338
                                          (a) MAPICS, Inc.                                         1,500        11,531
                                          (a) Mentor Graphics Corp.                                  600         8,100
                                          (a) Metamor Worldwide, Inc.                                700         9,800
                                          (a) Moog Inc.                                              900        27,450
                                              National Computer Corp.                                400         9,800
                                          (a) NeoMagic Corp.                                       1,000         9,938
                                              Park Electrochemical Corp.                             300         7,050
                                              Pioneer-Standard Electronics                         1,800        11,813
                                          (a) Platinum Software Corp.                              1,700        12,538
                                          (a) Siliconix, Inc.                                        300         6,300
                                          (a) Smart Modular Technologies, Inc.                       600         8,963
                                          (a) Structural Dynamics Research Corp.                   1,200        22,875
                                              Technitrol, Inc.                                       500        11,531
                                              ----------------------------------------------------------------------------
                                                                                                               416,773
--------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--1.6%
                                          (a) Avondale Industries, Inc.                              900        26,550
                                              Roadway Express, Inc.                                1,700        29,006
                                              ----------------------------------------------------------------------------
                                                                                                                55,556
--------------------------------------------------------------------------------------------------------------------------

    UTILITIES--5.3%
                                              Black Hills Corp.                                      700        14,919
                                              Central Hudson Gas & Electric Co.                      400        14,325
                                          (a) El Paso Electric Co.                                 5,300        40,412
                                              NUI Corp.                                            1,800        38,813
                                              Northwestern Corp.                                   1,600        41,500
                                              TNP Enterprises, Inc.                                1,350        38,813
                                              ----------------------------------------------------------------------------
                                                                                                               188,782
                                              ----------------------------------------------------------------------------
                                              TOTAL INVESTMENT PORTFOLIO--100%
                                              (Cost: $3,904,001)                                            $3,577,815
                                              ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
 NOTES TO PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------

(a) Non-income producing security.

Based on the cost of investments of $3,904,001 for federal income tax purposes at March 31, 1999, the gross unrealized appreciation was $227,280, the gross unrealized depreciation was $553,466 and the net unrealized depreciation on investments was $326,186.

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

MARCH 31, 1999
(UNAUDITED)

--------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------
Investments, at value
(Cost: $3,904,001)                                              $3,577,815
--------------------------------------------------------------------------
Cash                                                                58,231
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                  26,100
--------------------------------------------------------------------------
  Dividends                                                          2,346
--------------------------------------------------------------------------
  Reimbursement from Adviser                                        59,328
--------------------------------------------------------------------------
Deferred organization expense                                        6,132
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 3,729,952
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 LIABILITIES AND NET ASSETS
--------------------------------------------------------------------------

Custodian and transfer agent fees and related expenses              13,391
--------------------------------------------------------------------------
Trustees' fees and other                                            67,191
--------------------------------------------------------------------------
  Total liabilities                                                 80,582
--------------------------------------------------------------------------
NET ASSETS                                                      $3,649,370
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
--------------------------------------------------------------------------

Paid-in capital                                                 $4,007,477
--------------------------------------------------------------------------
Accumulated net realized loss on investments                       (31,921)
--------------------------------------------------------------------------
Net unrealized depreciation on investments                        (326,186)
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $3,649,370
--------------------------------------------------------------------------

--------------------------------------------------------------------------
 THE PRICING OF SHARES
--------------------------------------------------------------------------

CLASS A SHARES
  Net asset value and redemption price per share ($1,787,251
  / 239,088 shares outstanding)                                      $7.47
--------------------------------------------------------------------------
  Maximum offering price per share (net asset value, plus
  6.10% of net asset value or 5.75% of offering price)               $7.93
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($1,176,589 /
  158,590 shares outstanding)                                        $7.42
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($685,530 /
  92,382 shares outstanding)                                         $7.42
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS

SIX MONTHS ENDED MARCH 31, 1999
(UNAUDITED)

-------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------
  Dividends                                                     $  19,115
-------------------------------------------------------------------------
  Interest                                                          3,628
-------------------------------------------------------------------------
    Total investment income                                        22,743
-------------------------------------------------------------------------
Expenses:
  Management fee                                                   12,008
-------------------------------------------------------------------------
  Distribution services fee                                         5,722
-------------------------------------------------------------------------
  Administrative services fee                                       4,003
-------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expenses                                                       39,631
-------------------------------------------------------------------------
  Professional fees                                                11,300
-------------------------------------------------------------------------
  Reports to shareholders                                          10,000
-------------------------------------------------------------------------
  Trustees' fees and other                                          6,760
-------------------------------------------------------------------------
  Amortization of organization expenses                             3,955
-------------------------------------------------------------------------
    Total expenses before expense waiver                           93,379
-------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager            62,525
-------------------------------------------------------------------------
    Total expenses after expense waiver                            30,854
-------------------------------------------------------------------------
NET INVESTMENT LOSS                                                (8,111)
-------------------------------------------------------------------------

-------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
-------------------------------------------------------------------------

  Net realized loss on sales of investments                       (31,921)
-------------------------------------------------------------------------
  Change in net unrealized depreciation on investments            (77,694)
-------------------------------------------------------------------------
Net loss on investments                                          (109,615)
-------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS            $(117,726)
-------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED                   MAY 6, TO
                                                                MARCH 31, 1999            SEPTEMBER 30,
                                                                 (UNAUDITED)                  1998
-------------------------------------------------------------------------------------------------------
OPERATIONS AND CAPITAL SHARE ACTIVITY
-------------------------------------------------------------------------------------------------------
  Net investment loss                                             $   (8,111)                    (1,923)
-------------------------------------------------------------------------------------------------------
  Net realized gain (loss)                                           (31,921)                       885
-------------------------------------------------------------------------------------------------------
  Change in net unrealized depreciation                              (77,694)                  (248,492)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                (117,726)                  (249,530)
-------------------------------------------------------------------------------------------------------
Net increase from capital share transactions                       2,009,711                  2,005,715
-------------------------------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                       1,891,985                  1,756,185
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
 NET ASSETS
-------------------------------------------------------------------------------------------------------

Beginning of period                                                1,757,385                      1,200
-------------------------------------------------------------------------------------------------------
END OF PERIOD                                                     $3,649,370                  1,757,385
-------------------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     DESCRIPTION OF THE
     FUND Kemper Small Cap Relative Value Fund (the fund) is a diversified series of Kemper Securities Trust (the trust), an open-end management investment company organized as a business trust under the laws of Massachusetts. The fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.
--------------------------------------------------------------------------------

2    SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Investments are stated at
                             value. Portfolio securities which are traded on a U.S. stock exchange are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market
                             (Nasdaq), for which there have been sales, are valued at the most recent sale price. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on the Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis and includes discount amortization on all money market instruments. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its

NOTES TO FINANCIAL STATEMENTS

                             shareholders. Accordingly, the fund paid no federal income taxes and no federal income tax provision was required.

                             DIVIDENDS TO SHAREHOLDERS. The fund declares and pays dividends of net investment income and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles.

                             ORGANIZATIONAL COSTS. Costs incurred by the fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

--------------------------------------------------------------------------------

3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (Scudder Kemper) and pays a monthly investment management fee of 1/12 of the annual rate of .75% of the first $250 million of average daily net assets declining to .62% of average daily net assets in excess of $12.5 billion. However, the fund incurred a management fee of $8,005 for the six months ended March 31, 1999, after an expense waiver by Scudder Kemper. In addition, Scudder
                             Kemper temporarily agreed to absorb certain operating expenses of the fund. Under these arrangements, Scudder Kemper waived and absorbed expenses of $62,525 for the six months ended March
                             31, 1999.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 1999 are $2,445.

                             For services under the distribution services agreement, the fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and Class C shares. The fund incurred no distribution services fees for the six months ended March 31, 1999, after an expense waiver by Scudder Kemper.

                             ADMINISTRATIVE SERVICES AGREEMENT. The fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. The fund incurred no administrative services fees for the six months ended March 31, 1999, after an expense waiver by Scudder Kemper.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of Scudder Kemper, is the transfer, dividend paying and shareholder service agent for the fund. The fund incurred shareholder services fees of $2,977 for the six months ended March 31, 1999.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of Scudder Kemper, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the fund.

NOTES TO FINANCIAL STATEMENTS

                             The fund incurred no accounting fees for the six months ended March 31, 1999 after an expense waiver by Scudder Kemper.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the fund are also officers or directors of Scudder Kemper. For the six months ended March 31, 1999, the fund made no payments to its officers and incurred trustees' fees of $2,069 to independent trustees, all of which is unpaid.

--------------------------------------------------------------------------------

4    INVESTMENT
     TRANSACTIONS            For the six months ended March 31, 1999, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,444,236

                             Proceeds from sales                         440,115

--------------------------------------------------------------------------------

5    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the fund:

                                                                       SIX MONTHS ENDED                MAY 6 TO
                                                                        MARCH 31, 1999            SEPTEMBER 30, 1998
                                                                    ----------------------      ---------------------
                                                                    SHARES        AMOUNT        SHARES       AMOUNT
                                       ------------------------------------------------------------------------------
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                     186,777     $1,474,572      141,649    $1,224,836
                                       ------------------------------------------------------------------------------
                                        Class B                      97,609        767,607       84,568       714,490
                                       ------------------------------------------------------------------------------
                                        Class C                      97,909        767,305       26,291       233,118
                                       ------------------------------------------------------------------------------
                                       ------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                       ------------------------------------------------------------------------------
                                        Class A                     (88,376)      (713,990)      (1,004)       (8,872)
                                       ------------------------------------------------------------------------------
                                        Class B                     (18,258)      (145,510)      (5,371)      (49,282)
                                       ------------------------------------------------------------------------------
                                        Class C                     (18,155)      (140,273)     (13,705)     (108,575)
                                       ------------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS              $2,009,711                 $2,005,715
                                       ------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS



                                       ------------------------------- -------------------------- ----------------------------
                                                  CLASS A                           CLASS B                   CLASS C
                                       ------------------------------- -------------------------- ----------------------------
                                               Six                            Six                       Six
                                              months          May 6         months        May 6       months         May 6
                                              ended             to           ended         to          ended          to
                                            March 31,       Sept. 30,     March 31,     Sept. 30,    March 31,    Sept. 30,
                                               1999            1998          1999         1998         1999          1998
---------------------------------------------------------------------- -------------------------- ----------------------------
 PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------- -------------------------- ----------------------------
Net asset value, beginning of period            $7.57         9.50         7.54          9.50         7.55           9.50
---------------------------------------------------------------------- -------------------------- ----------------------------
Income from investment operations:
  Net investment loss                              --           --         (.04)         (.03)        (.04)          (.03)
---------------------------------------------------------------------- -------------------------- ----------------------------
  Net realized and unrealized loss               (.10)       (1.93)        (.08)        (1.93)        (.09)         (1.92)
---------------------------------------------------------------------- -------------------------- ----------------------------
Total from investment operations                 (.10)       (1.93)        (.12)        (1.96)        (.13)         (1.95)
---------------------------------------------------------------------- -------------------------- ----------------------------

Net asset value, end of period                  $7.47         7.57         7.42          7.54         7.42           7.55
---------------------------------------------------------------------- -------------------------- ----------------------------
TOTAL RETURN (NOT ANNUALIZED)                   (1.32)%     (20.32)       (1.59)       (20.63)       (1.72)        (20.53)
---------------------------------------------------------------------- -------------------------- ----------------------------
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------- -------------------------- ----------------------------
Expenses                                         1.51%        1.52         2.38          2.40         2.37           2.37
---------------------------------------------------------------------- -------------------------- ----------------------------
Net investment loss                              (.10)%       (.15)        (.97)        (1.03)        (.96)         (1.00)
---------------------------------------------------------------------- -------------------------- ----------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
---------------------------------------------------------------------- -------------------------- ----------------------------
Expenses                                         5.47%       12.36         6.58         16.91         5.52          12.43
---------------------------------------------------------------------- -------------------------- ----------------------------
Net investment loss                             (4.06)%     (10.99)       (5.17)       (15.54)       (4.11)        (11.06)
---------------------------------------------------------------------- -------------------------- ----------------------------





                                                      SIX MONTHS
                                                         ENDED                       MAY 6
                                                       MARCH 31,                 TO SEPT. 30,
                                                         1999                        1998
------------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
------------------------------------------------------------------------------------------------------------------------------
Net assets at end of period                           $3,649,370                   1,757,385
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                          14%                          7
------------------------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Data for the six months ended March 31, 1999 is unaudited. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the fund. The other ratios to average net assets are computed without this expense waiver or absorption. Per share data were determined based on average shares outstanding.

SHAREHOLDERS' MEETING

SPECIAL SHAREHOLDERS' MEETING

On December 17, 1998, a special shareholders' meeting was held. Kemper Small Cap Relative Value Fund shareholders were asked to vote on two separate issues: approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc., and to modify or eliminate certain policies and to eliminate the shareholder approval requirement as to certain other matters. The following are the results.

1) Approval of the new Investment Management Agreement between the fund and Scudder Kemper Investments, Inc. This item was approved.

        For    Against   Abstain
      149,758   0         5,648

2) To modify or eliminate certain policies and to eliminate the shareholder approval requirements as to certain other matters. These items were approved.

Diversification

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Borrowing

                                Broker
    For    Against   Abstain   Non-Votes
  111,241   2,430     7,526     34,208

Senior securities

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Concentration

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Underwriting of securities

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Investment in real estate

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Purchase of commodities

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208




Lending

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Margin purchases and short sales

                                Broker
    For    Against   Abstain   Non-Votes
  111,354   2,317     7,526     34,208

Pledging of assets

                                Broker
    For    Against   Abstain   Non-Votes
  111,241   2,430     7,526     34,208

NOTES

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JAMES E. AKINS                    MARK S. CASADY                    ANN M. MCCREARY
Trustee                           President                         Vice President

ARTHUR R. GOTTSCHALK              PHILIP J. COLLORA                 CORNELIA SMALL
Trustee                           Vice President and                Vice President
                                  Secretary
FREDERICK T. KELSEY                                                 LINDA J. WONDRACK
Trustee                           JOHN R. HEBBLE                    Vice President
                                  Treasurer
KATHRYN L. QUIRK                                                    MAUREEN E. KANE
Trustee and                       LORI J. ENSINGER                  Assistant Secretary
Vice President                    Vice President
                                                                    CAROLINE PEARSON
FRED B. RENWICK                   JAMES M. EYSENBACH                Assistant Secretary
Trustee                           Vice President
                                                                    ELIZABETH C. WERTH
JOHN G. WEITHERS                  THOMAS W. LITTAUER                Assistant Secretary
Trustee                           Vice President
                                                                    BRENDA LYONS
                                                                    Assistant Treasurer

----------------------------------------------------------------------------------------------
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
----------------------------------------------------------------------------------------------
TRANSFER AGENT AND                    KEMPER SERVICE COMPANY
SHAREHOLDER SERVICE AGENT             P.O. Box 419557
                                      Kansas City, MO 64141
----------------------------------------------------------------------------------------------
CUSTODIAN                             STATE STREET BANK AND
                                      TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
----------------------------------------------------------------------------------------------
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606
                                      www.kemper.com

KEMPER FUNDS LOGO
Long-term investing in a short-term world(SM)

Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Equity Style/Value Style prospectus.
KSRVF - 3 (5/27/99) 1074080